PUGET SOUND MARKET NEUTRAL PORTFOLIO

        SUPPLEMENT DATED JUNE 24, 1999 TO PROSPECTUS DATED JUNE 16, 1998


EFFECTIVE JULY 1, 1999, the disclosure under the following captions is supplemented by the information contained on this page:

         CAPTION                                                 PAGE NUMBER
         -------                                                 -----------
         Administrator, Transfer Agent and Custodian                  15
         Distributor                                                  15
         How to Purchase Shares                                       17
         How to Redeem Shares                                         21
         Additional Information About the Fund                    Cover Page
         Back Page                                                 Back Page

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN

Investment Company Administration, L.L.C. (the "Administrator"), 2020 E. Financial Way, Suite 100, Glendora, CA 91741, acts as the Fund's Administrator under an Administration Agreement. Under that agreement, the Administrator prepares various federal and state regulatory filings, prepares reports and returns for the Fund, prepares reports and materials to be supplied to the Trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, coordinates the preparation of and payment of Fund expenses, reviews the Fund's expense accruals and provides a variety of other administrative services to the Fund. For such services, the Administrator receives a monthly fee based on the following annual rate (subject to an annual minimum of $40,000 per Fund and $15,000 for each additional share class):

         AVERAGE NET ASSETS                     FEE RATE(1)
         ------------------                     -----------
         Under $200 million                    .10% of average net assets
         $200 million to $500 million          .05% of average net assets
         Over $500 million                     .03% of average net assets

(1) THE ADMINISTRATOR HAS AGREED TO REDUCE ITS FEES FOR EIGHTEEN MONTHS STARTING JULY 1, 1999, TO .05% ON THE FUND'S AVERAGE NET ASSETS UP TO $500 MILLION AND .03% ON ASSETS IN EXCESS OF $500 MILLION. IN ADDITION, THE ADMINISTRATOR WILL REDUCE ITS ANNUAL MINIMUM TO $30,000 PER FUND AND $5,000 FOR EACH ADDITIONAL SHARE OF CLASS FOR TWELVE MONTHS STARTING JULY 1, 1999.

National Financial Data Services (the "Transfer Agent"), 330 W. 9th Street, Kansas City, MO 64105, has entered into an agreement with the Fund for the provision of transfer agency services and dividend disbursing services for the Fund.

DISTRIBUTOR

First Fund Distributors, Inc. (the "Distributor"), 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85108, serves as the distributor to the Fund pursuant to a Distribution Agreement. In addition to any fees received pursuant to the Distribution Plan, the Fund will pay the Distributor a one time Broker/Dealer usage fee of $5,000.

HOW TO PURCHASE SHARES

Beginning on July 1, 1999, in order to make an initial or subsequent purchase of shares of the Fund, send a completed application form and payment to:

         Puget Sound Alternative Investment Series Trust
         P.O. Box 219407
         Kansas City, MO 64121-9407

Subsequent investments may also be made by federal funds wire. To purchase shares by wire, call toll-free at 1-877-77-PUGET (1-877-777-8438) to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

HOW TO REDEEM SHARES

Beginning on July 1, 1999, in order to redeem your shares of the Fund, send a written request to Puget Sound Alternative Investment Series Trust, P.O. Box 219407, Kansas City, Missouri 64121-9407. You may also redeem your shares of the Fund by calling toll free 1-877- 77-PUGET (1-877-777-8438).

ADDITIONAL INFORMATION ABOUT THE FUND

The SAI may be obtained, upon request and without charge, along with other information about the Fund, by writing to Puget Sound Alternative Investment Series Trust, P.O. Box 219407, Kansas City, MO 64121, or by calling our Shareholder Services Department toll free at 1-877-77-PUGET (1-877-777-8438).

BACK PAGE

                 PUGET SOUND ALTERNATIVE INVESTMENT SERIES TRUST
                                 P.O. Box 219407
                           Kansas City, MO 64121-9407

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85108

                                 TRANSFER AGENT
                        National Financial Data Services
                                330 W. 9th Street
                           Kansas City, Missouri 64105